UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 26, 2013

Date of Report (Date of earliest event reported)

NAVARRE CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7400 49th Avenue North, Minneapolis, MN 55428
(Address of principal executive offices) (Zip Code)

(763) 535-8333

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On June 26, 2013, the parties to the SpeedFC Merger Agreement entered into Amendment No. 2 to the Agreement and Plan of Merger (“Amendment No.2”). The Agreement and Plan of Merger are described in more detail in the Company’s Form 8-K filed September 28, 2012, as amended by Amendment No. 1 to the Agreement and Plan of Merger discussed in the Company’s Form 8-K filed October 29, 2012. In general, Amendment No. 2 resolves certain outstanding items in connection with the calculation of the contingent payments, finalizes the Closing Net Working Capital, and modifies certain terms in connection with the release of amounts held in escrow.

Pursuant to Amendment No. 2, the parties have agreed that SpeedFC’s 2012 Adjusted EBITDA was $7,989,512. Accordingly, the aggregate contingent cash obligation of the Company is $3,994,756, of which $998,789 was paid by the Company in February 2013. The remaining contingent cash consideration of $2,995,967 (plus interest of five percent per annum) will be paid in equal quarterly installments beginning on October 1, 2013 and ending February 2016. The aggregate contingent stock consideration is 2,360,129 shares of the Company’s common stock, of which 1,770,097 shares were issued by the Company to the SFC Equityholders in February 2013. The remaining 590,032 shares of contingent stock consideration will be issued by the Company to the SFC Equityholders in July 2013. Amendment No. 2 finalizes the Closing Net Working Capital with the parties agreeing that the Closing Net Working Capital was less than the Estimated Closing Net Working Capital by $835,962, and that this amount shall be paid to the Company from the proceeds of the first release of funds placed into escrow. Of the $4 million that was placed into escrow at the closing of the merger, $2.5 million will be released on June 27, 2013, $1 million is scheduled to be released on November 20, 2013, and $500,000 is scheduled for release on June 20, 2014.

A copy of Amendment No. 2 is attached as Exhibit 2.1 to this Current Report on Form 8-K. The description of certain terms of the Amendment set forth herein does not purport to be complete and is qualified in its entirety by the provisions of Amendment No. 2, which is filed herewith and incorporated herein by reference. Capitalized terms used in this description of Amendment No. 2 have the definitions set forth in the Agreement and Plan of Merger, as amended.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger dated June 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2013	NAVARRE CORPORATION

	By:	/s/ Ryan F. Urness
	Name:	Ryan F. Urness
	Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger dated June 26, 2013

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